UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 6, 2009
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
     This Current Report on Form 8-K/A is being filed by MGM MIRAGE, a Delaware corporation (the “Company”), to amend, as set forth below, the Company’s Current Report on Form 8-K (the “Prior Report”), dated April 6, 2009 with a filing date of April 10, 2009.
Item 5.02(e) Compensatory Arrangement of Certain Officers.
     On April 27, 2009, the Company entered into that certain Employment Agreement with James J. Murren, the Chairman of the Board of Directors and Chief Executive Officer of the Company, with an effective date of April 6, 2009 (the “Employment Agreement”). The description of the terms of the Employment Agreement is set forth in the Prior Report and is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by the Employment Agreement filed as Exhibit 10 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

No.	Description

10	Employment Agreement, effective as of April 6, 2009, between the Company and James J. Murren.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: May 1, 2009	By:	/s/ Troy E. McHenry
		Name:	Troy E. McHenry
		Title:	Vice President – Legal Affairs

INDEX TO EXHIBITS

No.	Description

10	Employment Agreement, effective as of April 6, 2009, between the Company and James J. Murren.